LEHMAN BROTHERS HOLDINGS INC. AND SUBSIDIARIES
HISTORICAL AND PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
UNAUDITED
(IN MILLIONS)

                                                                            Year Ended December 31,1992
                                                           -------------------------------------------------------------------
                                                                                Pro Forma Adjustments
                                                                  -------------------------------------------------
 Revenues
                                                                        Historical              SLBD                 SLHMC
                                                                        ----------              ----                 -----
   Market making and principal transactions                                 $1,697          $ (575)(a)
   Commissions                                                               1,677          (1,231)(a)
   Investment banking                                                          892            (218)(a)
   Interest and dividends                                                    5,661            (226)(a)               $  (31)(b)
   Other                                                                       684            (531)(a)                  (88)(b)
                                                                            ------          -------                   ------
      Total Revenues                                                        10,611          (2,781)                    (119)
   Interest Expense                                                          5,185            (243)(a),(c)              (24)(b)
                                                                            ------           ------                   ------
      Net Revenues                                                           5,426          (2,538)                     (95)
                                                                            ------          -------                   ------
 Non-interest Expenses
   Compensation and benefits                                                 3,310          (1,736)(a)                  (23)(b)
   Communications                                                              378            (194)(a)                   (6)(b)
   Occupancy and equipment                                                     326            (183)(a)                   (4)(b)
   Professional services                                                       212             (66)(a)                   (3)(b)
   Advertising and market development                                          205             (84)(a)                   (2)(b)
   Depreciation and amortization                                               185             (89)(a)                   (1)(b)
   Brokerage, commissions and clearance fees                                   117              52 (a)
   Other                                                                       695            (136)(a)                  (61)(b)
   Computervision Writedown                                                    245
                                                                            ------          -------                  -------
      Total non-interest Expenses                                            5,673          (2,436)                    (100)
                                                                            ------          -------                  -------
   Income from continuing operations
        before taxes and cumulative effect of
        changes in accounting principles                                      (247)           (102)                        5
      (Benefit from) income taxes                                              (54)            (53)(a),(e)                2(b)
                                                                            -------          ------                  ------
   (Loss) income from continuing operations
        before cumulative effect of changes
        in accounting principles                                             $(193)         $  (49)                   $    3
                                                                             ======         =======                   ======

                                                          Year Ended December 31,1992
                                  -------------------------------------------------------------------
                                                             Pro Forma Adjustments
                                           -------------------------------------------------
                                                                                  Current
                                                                                Transaction            Total
                                                                                -----------            -----
   Market making and principal transactions                                                          $1,122
   Commissions                                                                                          446
   Investment banking                                                                                   674
   Interest and dividends                                                                             5,404
   Other                                                                                                 65
                                                                                  -------             ------

      Total Revenues                                                                                  7,711
   Interest Expense                                                               $(42)(d)            4,876
                                                                                  -----               ------

      Net Revenues                                                                  42                2,835
                                                                                  ------              ------
 Non-interest Expenses
   Compensation and benefits                                                                          1,551
   Communications                                                                                       178
   Occupancy and equipment                                                                              139
   Professional services                                                                                143
   Advertising and market development                                                                   119
   Depreciation and amortization                                                                         95
   Brokerage, commissions and clearance fees                                                            169
   Other                                                                                                498
   Computervision Writedown                                                                             245
                                                                                  -------             ------
      Total non-interest Expenses                                                                     3,137
                                                                                  -------             ------
   Income from continuing operations
        before taxes and cumulative effect of
        changes in accounting principles                                            42                 (302)
      (Benefit from) income taxes                                                   17(e)               (88)
                                                                                  ------              ------
   (Loss) income from continuing operations
        before cumulative effect of changes
        in accounting principles                                                  $ 25                $(214)
                                                                                  ======              ======

LEHMAN BROTHERS HOLDINGS INC. AND SUBSIDIARIES
HISTORICAL AND PRO FORMA STATEMENTS OF OPERATIONS ADJUSTMENTS


For the Year Ended December 31, 1992

Since Boston is reported as a discontinued operation in the Company's financial statements, its results are not reflected in the Company's 1992 results from continuing operations. The pro forma adjustments to the statement of operations give effect to the items described below:

         a) Adjustment reflects the elimination of revenues and expenses of SLBD.

         b) Adjustment reflects the elimination of revenues and expenses of SLHMC.

         c) Adjustment reflects reduced interest expense of approximately $112 million resulting from the utilization of cash proceeds to reduce the Company's short-term debt and term notes, offset by interest expense of $102 million allocated to SLBD and SLHMC for the carrying costs of buildings, improvements and equipment and certain acquisition related debt, which is not directly eliminated by the Primerica Transaction or the SLHMC Transaction other than through the utilization of available sales proceeds.

         d) Adjustment reflects reduced interest expense of approximately $42 million resulting from the utilization of the cash received of $1,090 million as capital infusion from American Express and the $100 million raised through the proposed sale of Common Stock to the Company's employees.

         e)      Adjustments (c) and (d) are tax effected at a rate of 40%.